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                                                                   Exhibit 10.22


                                 LEASE ADDENDUM

     This Lease Addendum is entered into this 31st day of July, 1997 by and between Conceptus, Inc. ("CONCEPTUS") as Tenant, and Three Sisters Ranch Enterprises ("TSRE") as Landlord (successor to Trammel Crow NW, Inc. and Industrial Way 1 Limited Partnership).

     Conceptus and TSRE agree that the lease for the certain premises known as 981 Industrial Road, San Carlos, California. That six (6) building project totaling approximately, 123,280 square feet commonly known as San Carlos Business Park, San Carlos, California, is modified as follows:

1. Tenant, by this Addendum, includes 957 G, 957 H and 957 R Industrial Road, San Carlos as part of the demised premises: Tenant shall pay rent according to the existing rent schedule (starting at $1.05 per square foot per month
     NNN) for 2,800 +/- square feet in Units G, & H commencing September 1, 1997 and for 1,000 +/- square feet in Unit R commencing November 1, 1997. The rent term shall be co-terminus with the existing lease and, in addition to the lease term, all other terms and conditions shall remain the same.

2. Landlord shall deliver 957 G, and 957 H Industrial Road, San Carlos to Tenant on or before September 1, 1997 and 957 R Industrial Road, San Carlos, to Tenant on or before November 1,1997.

3. Copies of all legal notices from Tenant shall also be copied to Landlord's attorney:

          Ted J. Hannig
          Miller, Starr & Regalia
          1001 Marshall Street, Suite 100
          Redwood City, Ca 94063
          Fax: 415/482-3030

     Except as modified, the Lease between Landlord and Tenant shall remain in full force and effect.


CONCEPTUS, INC.

By:    /s/ Stanford Fitch
       -----------------------------
       Mr. Stanford Fitch

Title: Vice President, Finance & CFO

Date:  7/31/1997
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THREE SISTERS RANCH ENTERPRISES
A California Partnership

By:    /s/ Martin Ruberry
       -----------------------------
       Mr. Martin E. Ruberry

Title: General Manager

Date:  7/31/1997
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